                       Securities and Exchange Commission
                              Washington, DC 20549
                                    Form 8-K
                                 Current Report
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
                         Date of report: April 10, 2000
                   Capita Equipment Receivables Trust 1996-1

A New York                        Commission File               I.R.S. Employer
Corporation                        NO. 333-08645                No. 13-7097632

                          c/o AT&T Capital Corporation
                     2 Gatehall Drive, Parsippany, NJ 07054
                        Telephone Number (973) 606-3500

CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1
MONTHLY SERVICING REPORT
DETERMINATION DATE:    APRIL 10, 2000     PAYMENT DATE:          APRIL 17, 2000
COLLECTION PERIOD:     MARCH 31, 2000

ITEM 5. OTHER
   I. INFORMATION REGARDING THE CONTRACTS
      1. CONTRACT POOL PRINCIPAL BALANCE
         a. Beginning of Collection Period                          $251,039,999
         b. End of Collection Period                                $227,206,403
         c. Reduction for Collection Period                         $ 23,833,596
      2. DELINQUENT SCHEDULED PAYMENTS
         a. Beginning of Collection Period                          $ 12,250,153
         b. End of Collection Period                                $ 10,279,073
      3. LIQUIDATED CONTRACTS
         a. Number of Liquidated Contracts                                   252
            with respect to Collection Period
         b. Required Payoff Amounts of Liquidated Contracts         $  1,481,535
         c. Total Reserve for Liquidation Expenses                  $       --
         d. Total Liquidation Proceeds Received (1)                 $    326,255
         e. Liquidation Proceeds Allocated to Owner Trust           $    276,677
         f. Liquidation Proceeds Allocated to Depositor             $     49,579
         g. Current Realized Losses                                 $  1,204,858
      4. PREPAID CONTACTS
         a. Number of Prepaid Contracts with respect                         521
            to Collection Period
         b. Required Payoff Amounts of Prepaid Contracts            $  2,699,198
      5. PURCHASED CONTRACTS (BY TCC)
         a. Number of Contracts Purchased by TCC with                          0
            respect to Collection Period
         b. Required Payoff Amounts of Purchased Contracts          $       --

      6. DELINQUENCY STATUS OF CONTRACTS (END OF COLLECTION PERIOD)

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                               % OF AGGREGATE
                                     NUMBER OF                   % OF            AGGREGATE REQUIRED            REQUIRED PAYOFF
                                     CONTRACTS                 CONTRACTS           PAYOFF AMOUNTS                  AMOUNTS
-----------------------------------------------------------------------------------------------------------------------------------
a. Current                             33,091                    89.25%             $210,756,116                    88.74%
b. 31-60 days                           1,787                     4.82%             $ 12,240,293                     5.15%
c. 61-90 days                           1,019                     2.75%             $  5,901,012                     2.48%
d. 91-120 days                            480                     1.29%             $  3,102,906                     1.31%
e. 120+ days                              700                     1.89%             $  5,485,149                     2.31%
f. Total                               37,077                   100.00%             $237,485,476                   100.00%

7. HISTORICAL DELINQUENCY EXPERIENCE WITH RESPECT TO CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------------
                              % OF                    % OF                     % OF                   % OF
                            AGGREGATE               AGGREGATE                AGGREGATE              AGGREGATE
                         REQUIRED PAYOFF         REQUIRED PAYOFF          REQUIRED PAYOFF        REQUIRED PAYOFF
                             AMOUNTS                 AMOUNTS                  AMOUNTS                AMOUNTS
COLLECTION
 PERIODS              31-60 DAYS PAST DUE     61-90 DAYS PAST DUE     91-120 DAYS PAST DUE     120+ DAYS PAST DUE
-----------------------------------------------------------------------------------------------------------------------------------
 3/31/00                      5.15%                   2.48%                   1.31%                   2.31%
 2/29/00                      5.15%                   2.58%                   1.88%                   2.30%
 1/31/00                      5.23%                   2.56%                   1.81%                   2.00%
12/31/99                      5.71%                   2.87%                   1.63%                   1.87%
11/30/99                      5.52%                   2.54%                   1.44%                   1.92%
10/31/99                      5.83%                   2.31%                   1.53%                   1.92%
 9/30/99                      5.65%                   2.34%                   1.31%                   1.85%
 8/31/99                      5.08%                   2.06%                   1.62%                   1.68%
 7/31/99                      5.33%                   2.43%                   1.29%                   1.93%
 6/30/99                      5.02%                   2.43%                   1.52%                   1.70%
 5/31/99                      6.17%                   2.59%                   1.27%                   1.90%
 4/30/99                      5.66%                   2.37%                   1.08%                   1.71%
 3/31/99                      5.84%                   2.32%                   1.08%                   1.66%
 2/28/99                      6.98%                   2.44%                   1.30%                   1.80%
 1/31/99                      6.09%                   2.24%                   1.17%                   1.74%
12/31/98                      5.94%                   1.90%                   1.23%                   1.45%
11/30/98                      6.15%                   1.94%                   0.92%                   1.30%
10/31/98                      4.92%                   1.55%                   0.90%                   1.28%
 9/30/98                      4.39%                   1.47%                   0.91%                   1.24%
 8/31/98                      4.08%                   1.59%                   0.83%                   1.00%
 7/31/98                      4.04%                   1.42%                   0.82%                   1.17%
 6/30/98                      3.90%                   1.37%                   0.77%                   1.41%
 5/31/98                      4.46%                   1.51%                   0.80%                   1.41%
 4/30/98                      4.47%                   1.54%                   0.98%                   1.25%
 3/31/98                      3.85%                   1.61%                   0.98%                   1.12%
 2/28/98                      6.83%                   2.00%                   0.79%                   1.09%
 1/31/98                      4.39%                   1.21%                   0.65%                   0.94%
12/31/97                      3.50%                   1.25%                   0.54%                   0.85%
11/30/97                      2.78%                   0.42%                   0.24%                   0.16%
10/31/97                      3.64%                   1.07%                   0.45%                   0.73%
 9/30/97                      3.21%                   0.95%                   0.48%                   0.82%
 8/31/97                      3.58%                   0.95%                   0.50%                   0.80%
 7/31/97                      3.11%                   0.90%                   0.53%                   0.78%
 6/30/97                      3.53%                   0.90%                   0.57%                   0.69%
 5/31/97                      3.06%                   0.99%                   0.58%                   0.63%
 4/30/97                      2.99%                   1.08%                   0.47%                   0.64%
 3/31/97                      3.73%                   0.96%                   0.46%                   0.61%
 2/28/97                      3.70%                   0.97%                   0.55%                   0.55%
 1/31/97                      3.27%                   0.97%                   0.49%                   0.40%

12/31/96                      4.10%                   0.96%                   0.39%                   0.20%
11/30/96                      3.49%                   0.83%                   0.34%                   0.00%
10/31/96                      2.90%                   0.64%                   0.01%                   0.01%


8. HISTORICAL LOSS EXPERIENCE WITH RESPECT TO CONTRACTS

-----------------------------------------------------------------------------------------------------------------------------------
                                                        COLLECTION          3 COLLECTION      6 COLLECTION PERIODS  CUMULATIVE SINCE
                                                          PERIOD           PERIODS ENDING            ENDING            CUT-OFF DATE
                                                         MARCH-00              MARCH-00             MARCH-00
-----------------------------------------------------------------------------------------------------------------------------------
a. Number of Liquidated                                     252                   678                 1,731                23,208
   Contracts
b. Number of Liquidated                                   0.090%                0.242%                0.617%                8.270%
   Contracts as a Percentage
   of Initial Contracts
c. Required Payoff Amounts of                           1,481,535             3,521,802             9,224,331           138,394,384
   Liquidated Contracts
d. Liquidation Proceeds Allocated                         276,677               912,994             4,533,365            34,438,605
   to Owner Trust
e. Aggregate Current Realized                           1,204,858             2,608,808             4,690,966           103,955,779
   Losses
f. Aggregate Current Realized                             0.038%                0.082%                0.147%                3.264%

   Losses as a Percentage of
   Cut-off Date Contract Pool
   Principal Balance


II. INFORMATION REGARDING THE SECURITIES

    1. SUMMARY OF BALANCE INFORMATION

-----------------------------------------------------------------------------------------------------------------------------------
                                           PRINCIPAL BALANCE  CLASS FACTOR   PRINCIPAL BALANCE
                                                AS OF             AS OF              AS         CLASS FACTOR AS OF
CLASS                           COUPON      APRIL 17, 2000   APRIL 17, 2000     MARCH 15, 2000   MARCH 15, 2000
                                 RATE        PAYMENT DATE     PAYMENT DATE       PAYMENT DATE     PAYMENT DATE
-----------------------------------------------------------------------------------------------------------------------------------
a. Class A-1 Notes              5.6000%           $0              0.0000             $0              0.00000
b. Class A-2 Notes              5.9500%           $0              0.0000             $0              0.00000
c. Class A-3 Notes              6.1100%           $0              0.0000             $0              0.00000
d. Class A-4 Notes              6.2800%           $0              0.0000          $442,893           0.00111
e. Class B Notes                6.5700%           $0              0.0000        $167,642,339         0.93917
f. Equity Certificates          6.7500%           $0              0.0000         $95,659,329         0.75021
g. Total                          N.A.            $0              0.0000        $263,744,561         0.08266

Note: Aggregate Required Payoff Amount of all contracts at the end of the collection period is $237,485,476 and the CCA Balance is $0.00.

2. MONTHLY PRINCIPAL AMOUNT
   a. Principal Balance of Notes and Equity Certificates
      (End of Prior Collection Period)                                                   $263,744,561
   b. Contract Pool Principal Balance (End of Collection Period)                         $227,206,403
   c. Monthly Principal Amount                                                           $ 36,538,158
3. GROSS COLLECTIONS
   a. Scheduled Payments Received                                                        $ 23,713,506
   b. Liquidation Proceeds Allocated to Owner Trust                                      $    276,677
   c. Required Payoff Amounts of Prepaid Contracts                                       $  2,699,198
   d. Required Payoff Amounts of Purchased Contracts                                     $       --
   e. Proceeds of Clean-up Call                                                          $237,485,476
   f. Investment Earnings on Collection Account and Note Distribution Account            $     89,226
   g. Extension Fees Allocated to Owner Trust                                            $       --
   h. Total Gross Collections (sum of (a) through (g))                                   $264,264,082
4. DETERMINATION OF AVAILABLE FUNDS

   a. Total Gross Collections                                                            $264,264,082
   b. Withdrawal from Cash Collateral Account                                            $  1,204,858
   c. Total Available Funds                                                              $265,468,940

5. APPLICATION OF AVAILABLE FUNDS

------------------------------------------------------------------------------------------------------------------------------------
          ITEM                                                                           AMOUNT            REMAINING AVAILABLE FUNDS
------------------------------------------------------------------------------------------------------------------------------------
a. Total Available Funds                                                                                                $265,468,940
b. Servicing Fee                                                                      $    261,500                      $265,207,440
c. Interest on Notes:
   i)   Class A-1 Notes                                                               $       --                        $265,207,440
   ii)  Class A-2 Notes                                                               $       --                        $265,207,440
   iii) Class A-3 Notes                                                               $       --                        $265,207,440
   iv)  Class A-4 Notes                                                               $      6,954                      $265,200,486
   v)   Class B Notes                                                                 $    917,842                      $264,282,644
d. Interest on Equity                                                                 $    538,084                      $263,744,561
   Certificates
e. Principal of Notes and
   Equity Certificates:
   i)   Class A-1 Notes                                                               $       --                        $263,744,561
   ii)  Class A-2 Notes                                                               $       --                        $263,744,561
   iii) Class A-3 Notes                                                               $       --                        $263,744,561
   iv)  Class A-4 Notes                                                               $    442,893                      $263,301,668
   v)   Class B Notes                                                                 $167,642,339                      $ 95,659,329
   vi)  Equity Certificates                                                           $ 95,659,329                      $          0
f. Deposit to Cash                                                                    $       --                        $          0
   Collateral Account
g. Amount to be applied in                                                            $       --                        $          0
   accordance with CCA
   Loan Agreement
h. Balance, if any, to Equity                                                         $       --                        $          0
   Certificates

III. INFORMATION REGARDING THE CASH COLLATERAL ACCOUNT

     1. BALANCE RECONCILIATION

--------------------------------------------------------------------------------
                                                                  APRIL 17, 2000
                 ITEM                                              PAYMENT DATE
--------------------------------------------------------------------------------
   a. Available Cash Collateral Amount (Beginning)                   $56,333,812
   b. Deposits to Cash Collateral Account                            $      --
   c. Withdrawals from Cash Collateral Account                       $ 1,204,858
   d. Releases of Cash Collateral Account Surplus                    $55,128,954
      (Excess, if any of (a) plus (b) minus (c) over (f))
   e. Available Cash Collateral Amount (End)                         $      --
      (Sum of (a) plus (b) minus (c) minus (d))
   f. Requisite Cash Collateral Amount                               $      --
   g. Cash Collateral Account Shortfall                              $      --
      (Excess, if any, of (f) over (e))
2. CALCULATION OF REQUISITE CASH COLLATERAL AMOUNT
   a. For Payment Dates from, and including, the
      November 1996 Payment Date  to,
      and including, the October 1997 Payment Date
      1) Initial Cash Collateral Amount                             $207,040,000
   b. For Payment Dates from, and including, the
      November 1997 Payment Date until
       the Final Payment Date, the sum of
      1) 8% of the Contract Pool Principal Balance                   $18,176,512
      2) The Aggregate Principal Balance of the Notes                $      --
       and the Equity Certificate Balance less the
       Contract Pool Principal Balance
      3) Total ((1) plus (2))                                        $18,176,512
   c. Floor equal to the lesser of
       1) 2% of Cut-Off Date Contract Pool Principal                 $63,704,600
      Balance ($63,704,600); and
      2) the Aggregate Principal Balance of the Notes
      and the Equity Certificate Balance                                       0
   d. Requisite Cash Collateral Amount
3. CALCULATION OF CASH COLLATERAL ACCOUNT WITHDRAWALS
   a. Interest Shortfalls                                            $      --
   b. Principal Deficiency Amount                                    $ 1,204,858

   c. Principal Payable at Stated Maturity Date of
      Class of Notes or Equity Certificates                          $      --
   d. Total Cash Collateral Account Withdrawals                      $ 1,204,858

IV. INFORMATION REGARDING DISTRIBUTIONS ON SECURITIES

--------------------------------------------------------------------------------
 DISTRIBUTION                        CLASS A-1      CLASS A-2     CLASS A-3
    AMOUNTS                            NOTES          NOTES         NOTES
--------------------------------------------------------------------------------
1. Interest Due                         $--            $--           $--
2. Interest Paid                        $--            $--           $--
3. Interest Shortfall                   $--            $--           $--
   ((1) minus (2))
4. Principal Paid                       $--            $--           $--
5. Total Distribution Amount            $--            $--           $--
   ((2) plus (4))


------------------------------------------------------------------------------------------------------------------------------------
 DISTRIBUTION                                           CLASS A-4              CLASS B               EQUITY
    AMOUNTS                                               NOTES                 NOTES             CERTIFICATES             TOTALS
------------------------------------------------------------------------------------------------------------------------------------
    1. Interest Due                                   $      6,954          $    917,842          $    538,084          $  1,462,879
    2. Interest Paid                                  $      6,954          $    917,842          $    538,084          $  1,462,879
    3. Interest Shortfall                             $       --            $       --            $       --            $       --
       ((1) minus (2))
    4. Principal Paid                                 $    442,893          $167,642,339          $ 95,659,329          $263,744,561
    5. Total Distribution Amount                      $    449,847          $168,560,181          $ 96,197,413          $265,207,440
    ((2) plus (4))

V.  INFORMATION REGARDING OTHER POOL CHARACTERISTICS

--------------------------------------------------------------------------------
                                                    AS OF END OF    AS OF END OF
              ITEM                                     MARCH-00      FEBRUARY-00
                                                      COLLECTION      COLLECTION
                                                         PERIOD         PERIOD
--------------------------------------------------------------------------------
1. ORIGINAL CONTRACT CHARACTERISTICS
   a. Original Number of Contracts                         280,634        N.A.
   b. Cut-Off Date Contract Pool                     3,185,229,329        N.A.
      Principal Balance
   c. Original Weighted Average                        38.6 months        N.A.
      Remaining Term
   d. Weighted Average                                 56.1 months        N.A.
      Original Term
2. CURRENT CONTRACT CHARACTERISTICS
   a. Number of Contracts                                   37,077        39,765
   b. Average Contract                                       6,128         6,313

      Principal Balance
   c. Weighted Average                                        19.7          19.9
      Remaining Term


VI. CAPITA EQUIPMENT RECEIVABLES TRUST 1996-1 PREPAYMENT SCHEDULE

--------------------------------------------     ----------------------------------------------
PAYMENT DATE                     SINCE ISSUE     PAYMENT DATE                       SINCE ISSUE
   PERIOD                             CPR        PERIOD                                 CPR
--------------------------------------------     ----------------------------------------------
 0            Oct-96
 1            Nov-96                10.866%        22            Aug-98                  7.327%
 2            Dec-96                 7.964%        23            Sep-98                  7.253%
 3            Jan-97                 8.606%        24            Oct-98                  7.147%
 4            Feb-97                 8.254%        25            Nov-98                  7.198%
 5            Mar-97                 7.615%        26            Dec-98                  7.079%
 6            Apr-97                 7.211%        27            Jan-99                  7.208%
 7            May-97                 8.268%        28            Feb-99                  7.415%
 8            Jun-97                 7.752%        29            Mar-99                  7.485%
 9            Jul-97                 7.784%        30            Apr-99                  7.965%
10            Aug-97                 7.781%        31            May-99                  8.545%
11            Sep-97                 7.506%        32            Jun-99                  8.120%
12            Oct-97                 7.348%        33            Jul-99                  8.446%
13            Nov-97                 7.346%        34            Aug-99                  8.506%
14            Dec-97                 6.629%        35            Sep-99                  8.419%
15            Jan-98                 6.741%        36            Oct-99                  8.134%
16            Feb-98                 7.251%        37            Nov-99                  7.903%
17            Mar-98                 6.870%        38            Dec-99                  7.818%
18            Apr-98                 7.200%        39            Jan-00                  7.613%
19            May-98                 7.072%        40            Feb-00                  7.561%
20            Jun-98                 6.870%        41            Mar-00                  7.481%
21            Jul-98                 7.232%        42            Apr-00                100.000%

VII. PURCHASED, LIQUIDATED AND PAID CONTRACTS

     A COMPUTER LISTING OF ALL PURCHASED, LIQUIDATED AND PAID CONTRACTS HAS BEEN PROVIDED TO THE INDENTURE TRUSTEE.

                             Servicer's Certificate

   The undersigned, on behalf of AT&T Capital Corporation, in its capacity as servicer (the "Servicer") under the Transfer and Servicing Agreement, dated as of October 1, 1996 (the "Transfer and Servicing Agreement"), among Capita Equipment Receivables Trust 1996-1, Antigua Funding Corporation, Chase Manhattan
   Bank, as trustee under the Indenture, and AT&T Capital Corporation, in its individual capacity and as Servicer, DO HEREBY CERTIFY that I am a Responsible
    Officer of the Servicer and, pursuant to Section 3.9 of the Transfer and Servicing Agreement, I DO HEREBY FURTHER CERTIFY the following report with respect to the Payment Date occurring on April 17, 2000.

  This Certificate shall constitute the Servicer's Certificate as required by
 Section 3.9 of the Transfer and Servicing Agreement with respect to the above Payment Date. Any term capitalized but not defined herein shall have the meaning ascribed thereto in the Transfer and Servicing Agreement.

                            AT&T CAPITAL CORPORATION

                                  Glenn Votek
                                  -----------
                                  Glenn Votek
                    Executive Vice President, and Treasurer